0 Investor Presentation November 2017

1 Safe harbor statement Forward-Looking Statements Statements in this presentation relating to ZAGG Inc’s (“ZAGG”) future plans, expectations, beliefs, intentions and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results could differ materially from those expectations. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (a) the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers; (b) building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for ZAGG's products; (c) the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple, Samsung, and Google; (d) changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google; (e) the ability to successfully integrate new operations or acquisitions, specifically including mophie inc., (f) the impact of inconsistent quality or reliability of new product offerings; (g) the impact of lower profit margins in certain new and existing product categories, including certain mophie products; (h) the impacts of changes in economic conditions, including on customer demand; (i) managing inventory in light of constantly shifting consumer demand; (j) the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the company from cyber-attacks, terrorist incidents, or the threat of terrorist incidents; and (k) adoption of or changes in accounting policies, principles, or estimates. A detailed discussion of these factors and other risks that affect our business is contained in our filings with the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. All information set forth in this presentation is current as of November 13, 2017. ZAGG undertakes no duty to update any statement in light of new information or future events. This presentation also contains estimates and other statistical data made by independent parties and by ZAGG relating to market share, growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by ZAGG. Non-GAAP Financial Measures This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix. The Company is unable to provide guidance for net income (loss), and reconciliation of Adjusted EBITDA to net income (loss), as the closest corresponding U.S. GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the variability and complexity with respect to charges excluded from this non-GAAP measure. In particular, these complexities include the measures and effects of stock based compensation expense that are directly impacted by unpredictable fluctuations in our share price, and our tax expense that is directly impacted by our taxable income. We expect the variability of these charges could have a significant, and potentially unpredictable, impact on our future U.S. GAAP results

2 Corporate objectives & values

3 $- $100 $200 $300 $400 $500 $600 A history of continuous innovation Key ZAGG milestones Industry products released 2013 2016200920082007 2014 20152010 2011 2012 2017E Key ZAGG products introduced Year InvisibleShield was first released ZAGG releases first tablet keyboard First iPad released by Apple InvisibleShield introduced curved glass solution iFROGZ wireless earbuds released Apple announces new wireless charging platform Screen Protection Power Audio Keyboards, Cases, & Other First Apple iPhone is released Randy Hales appointed CEO Company reaches $100mm in revenue ZAGG acquires iFrogz ZAGG launches InvisibleShield On Demand and InvisibleShield Glass mophie launches wireless charging platform Release of Samsung Galaxy S4 ZAGG acquires mophie Samsung announces Galaxy S8 with curved glass display

Product portfolio aligns with consumer needs



Tablet keyboards
Cases
1%
Audio
6%
5%
46%
Power
42%
Screen protection
$520MM
net sales
2017E

Investment protection



- Handset costs are on the rise
- Protecting trade-in device value
- Brittleness vs. scratch resistance screens
- ***1.5 billion units sold in 2016***

Extended power



- Larger screens and thinner devices are gaining popularity
- Apps and increased phone usage drain battery at an alarming rate
- ***"Our One Wish? Longer Battery Life"* – Wall Street Journal**

Mobile audio lifestyle



- People are consuming increasing amounts of content
- Wireless options allow for more flexibility
- ***Mobile music listening has driven weekly headphone usage from an average 3 hours in 1980 to over 20 hours in 2016***

Connectivity & productivity



- Mobile traffic outpacing desktop traffic
- Increasing frequency of working remotely
- Tablets being used for more than just consumption – content creation

ZAGGInc

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5 Global leadership in mobile lifestyle #1 market share (53%) Screen protection #1 market share (57%) Battery cases #2 market share (27%) Folio keyboards Source: The NPD Group / Retail Tracking Service for the last three months ended September 30, 2017; NPD data refers only to U.S. retail sales Note: Screen protection, battery cases, external power and folio keyboard market share based on dollar share. Leader in emerging wireless charging category Market leadership in value position Audio #1 market share (25%) External power

6 Our brands empower mobile lifestyles We challenge the traditional office environment and champion productivity for the modern age. We liberate mobile users from the limitations of mobile devices by providing more time to rock, talk, surf, save, and send. Approachable, authentic, and affordable, we believe in quality tech for all that’s thoughtfully focused on features people really need. Power for allLive fearlessly We provide peace of mind by empowering consumers to fearlessly enjoy their mobile devices and never experience the shame of a shattered screen. Tech for all Life unleashed

7 Preferred partner across channels Wireless carriers 45% Major retail 42% E- commerce 9% Strategic retail 4% Category management expertise Speed to market Operational execution Strong retail sell-through High margin categories World class customer service Deep strategic partnerships✓ ✓ ✓ ✓ ✓ Channel Select customers % of sales1 ZAGG International customers ✓ ✓ = ~12% of sales1 1 % of sales figures from expected 2017 year-end results Why our partners love us

8 Continue global distribution expansion Significant domestic door growth with additional penetration opportunities 25,065 32,161 42,202 45,634 63,321 2013 2014 2015 2016 2017E ZAGG Americas Door Count 13.5% 17.4% 22.8% 24.7% 34.2% 2013 2014 2015 2016 2017E ZAGG Americas % Total Door Penetration

9 Operational excellence 9% 15% 2016A 2017E Adjusted EBITDA margin (%)  StageGate – new product development process  S&OP – Sales and Operations Planning process  Planning Edge and other tools in place globally  Weekly sales forecast and input to supply chain  Annual cost savings initiatives – operating expense and cost of goods sold  Inventory turns improved from 5.1x (3/16) to 6.8x (9/17)  Mophie in-channel inventory improved from 52 weeks (3/16) to 12 weeks (10/17)  Savings of $30mm in 2017 from annual initiatives (COGS and operating expenses) Commentary

Strong relationship with key OEMs

Products designed for all the top mobile devices[1]

mophie. INVISIBLE SHIELD ZAGG IFROGZ.

- ✓ Longstanding partnership with diverse set of key OEMS
- ✓ Nimble across form factors
- ✓ Ability to adapt to rapidly changing technology landscape

iPhone · Pixel Phone by Google · SAMSUNG Galaxy · iPad

nexus · LG · htc · ingenico GROUP

[1] Logos shown are not inclusive of all brands

Close partnerships with key OEMs

- During the Apple iPhone 8 / iPhone X unveil, Apple announced mophie wireless charging collaboration
- During the Google Pixel 2 launch event, Google announced InvisibleShield screen protection collaboration mophie

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11 34% 42% 51% 53% 20% 30% 40% 50% 60% 2014 2015 2016 2017 YTD Dollar Market Share Strategy case study: screen protection InvisibleShield ~19 points of market share gains driven by: ✓ Product innovation and higher ASPs ✓ Expanded distribution at wireless retailers ✓ Increased brand awareness ✓ Desirable, high-margin product for retailers ✓ Increased attach rates with further growth expected as cost of devices increase, changing phone contract dynamics Source: ZAGG management; The NPD Group, Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection, January 2014 – September 2017, dollars GG4 11/14 GG5 08/16 Timing of Gorilla Glass launches (originally launched in 2010)

12 Successfully executing on mophie turnaround strategy Appointed ZAGG executive to oversee turnaround efforts, right-size cost structure to drive margin expansion, and further improve S&OP process ✓ Products designed for improved gross margin by utilizing standard and modular components, stage gate, and improved sales and operations planning (Supply chain process) Consolidated mophie and ZAGG sales teams to maximize cross-selling opportunities Realized economies of scale at existing retailer relationships to drive expanded market penetration, improve mophie contractual terms, and B2B opportunities with broader complimentary products Management implemented initiatives have led to mophie operational improvements Implemented S&OP process and tools ✓ Reduced sales returns ✓ In-channel inventory reduced from 52 weeks (03/16) to 12 weeks (10/17) ✓ ✓ ✓ ✓ ✓ Consolidated synergies of $16mm+ in first 24 months

Financial overview

14 Compelling sales growth Net sales ($mm) $262 $269 $402 $510 2014A 2015A 2016A¹ 2017E +3% +27% +49% 1 The Company acquired mophie on March 3, 2016 2 Midpoint of 2017 net sales guidance 2

15 Strong profitability Adjusted EBITDA1 ($mm) $32 $42 $37 $77 2014A 2015A 2016A 2017E EBITDA margin % 12.3% 15.7% 15.0%9.3% 1 Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, other income (expense), mophie transaction costs, mophie fair value inventory write-up related to acquisition, mophie restructuring charges, mophie employee retention bonus, and the loss on disputed mophie purchase price 2 mophie Adjusted EBITDA of ($16mm); ZAGG Adjusted EBITDA of $53mm 3 Midpoint of 2017 Adjusted EBITDA guidance +105% +31% (12%) 2 3

16 Adjusted EBITDA bridge – 2016A-2017E Bridge to 2017E Adjusted EBITDA ($mm) $37 $20 $12 $8 $77 2016A Adj. EBITDA Screen protection, audio and keyboards Power management Synergies 2017E Adj. EBITDA Summary of 2017E Adjusted EBITDA adjustments  Screen protection, audio and keyboard category growth  Power management and wireless category expansion, including improved margins  Synergies – cost synergies related to mophie acquisition 1 2 3 2 31

17 Long-term growth Long-term growth engine ▪ Continued international expansion ▪ Organically grow existing product categories in the domestic market ▪ Digital channel expansion (zagg.com mophie.com, and Amazon) ▪ M&A activity in existing or new product categories Historical acquisition success $350+1 $300+1 $300+1 Purchase price / acquisition date Net sales (cumulative, $mm) Keyboard IP acquisition $2.5mm (2011) $100mm (2011) $100mm (2016) 1 Expected cumulative sales for the year-ended December 31, 2017

18 Appendix

19 Non-GAAP reconciliation Three months ended Nine months ended Year Ended September 31, 2017 September 31, 2016 September 31, 2017 September 31, 2016 December 31, 2016 Net income in accordance with GAAP $ 9,776 $ (7,105) $ 7,041 $ (11,442) $ (15,587) Adjustments: a. Stock based compensation expense 899 1,386 2,535 3,679 3,830 b. Depreciation and amortization 5,486 4,989 16,505 16,484 22,270 c. Other (income) expense 399 656 1,460 1,639 2,199 d. Impairment of intangible asset - - 1,959 - - e. mophie transaction costs 96 145 611 2,467 2,591 f. mophie fair value of inventory write-up - (739) - 2,586 2,586 g. mophie restructuring charges - 138 437 1,201 2,160 h. mophie employee retention bonus - 300 346 500 841 i. Loss on disputed mophie purchase price - 24,317 - 24,317 24,317 j. Income tax benefit 5,760 (6,261) 6,281 (7,963) (7,972) Adjusted EBITDA $ 22,416 $ 17,826 $ 37,175 $ 33,468 $ 37,235

20 The NPD Group, Inc. references References to the market shares information on slide #5 from The NPD Group Retail Tracking Services cited below: 1. The NPD Group Inc., U.S. Retail Tracking Service, Cell Phone Screen Protection, Based on dollar sales, July 2017 – September 2017. 2. The NPD Group Inc., U.S. Retail Tracking Service, Cell Phone Device Protection, Charging Case, Based on dollar sales, July 2017 – September 2017. 3. The NPD Group Inc., U.S. Retail Tracking Service, Mobile Power, Charge Type: Portable Power Packs, Based on dollar sales, July 2017 – September 2017. 4. The NPD Group Inc., U.S. Retail Tracking Service, Tablet and e-readers – Cases, Keyboard Included, Based on dollar sales, July 2017 – September 2017.

21 Investor Presentation November 2017